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EXHIBIT 3.1

RESTATED ARTICLES OF INCORPORATION
OF
GARDENBURGER, INC.
(As amended through January 9, 2002)

ARTICLE I

NAME

        The name of this corporation is Gardenburger, Inc.

ARTICLE II

AUTHORIZED STOCK

        1.    CLASS OF SHARES. The Corporation is authorized to issue two classes of shares to be designated respectively "Preferred" and "Common." The total number of Preferred shares authorized is 5,000,000, and the total number of Common shares authorized is 25,000,000.

        2.    PREFERRED SHARES IN SERIES.

        (a)  The Preferred shares may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. Each series shall be so designated to distinguish its shares from the shares of all other series and classes. All Preferred shares of a series shall have preferences, limitations, and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the Articles of Amendment, adopted by the Board of Directors creating the series, of those of other series of the same class. Except as otherwise provided in the Restated Articles of Incorporation, different series of Preferred shares shall not be construed to constitute different classes of shares for the purpose of voting by classes.

        (b)  Subject to the foregoing, the Board of Directors is expressly authorized to provide for the issuance of all or any Preferred shares in one or more series, each with such preferences, limitations, and relative rights as shall be stated in the Articles of Amendment adopted by the Board of Directors to create such series and filed with the Oregon Secretary of State in accordance with the Oregon Business Corporation Act. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may (i) have special, conditional, or limited voting rights, or no voting rights, (ii) be redeemable or convertible (x) at the option of the corporation, the shareholder, or another person on the occurrence of a designated event, (y) for cash, indebtedness, securities, or other property, or (z) in a designated amount or in an amount determined in accordance with a designated formula or by reference to extrinsic data or events, (iii) entitle the holders to distributions calculated in any manner, including dividends that may be cumulative, noncumulative, or partially cumulative, and (iv) have preference over any other classes or series of shares with respect to distributions, including dividends and distributions upon the dissolution of the corporation; all as the Board of Directors may deem advisable and as are not inconsistent with the Oregon Business Corporation Act and the provisions of the Restated Articles of Incorporation.

        3.    RIGHTS OF COMMON STOCK. Subject to provisions governing Preferred shares that may from time to time come into existence, the holders of the Common shares shall have unlimited voting rights and the unlimited right to receive the net assets of the corporation upon dissolution.

        4.    WAIVER OF PREEMPTIVE RIGHTS. The corporation elects to waive preemptive rights.

        5.    VOTING OF COMMON STOCK. Except as otherwise required by law, each outstanding Common share is entitled to one vote on each matter voted on at a shareholder's meeting, and each outstanding Preferred share is entitled to such vote or votes, if any, as fixed by the Board of Directors in the Articles of Amendment filed pursuant to Paragraph 2 above.

ARTICLE III

REGISTERED OFFICE AND AGENT

        The address of the registered office of the corporation is 1411 S.W. Morrison Street, Suite 400, Portland, Oregon 97205, and the name of the registered agent at such address is Richard C. Dietz.

ARTICLE IV

NOTICES

        The name and address to which the Corporation Division may mail notices are Richard C. Dietz, 1411 S.W. Morrison Street, Suite 400, Portland, OR 97205.

ARTICLE V

DIRECTOR LIABILITY

        To the full extent the Oregon Business Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of liability of directors, a director shall not be liable to the corporation or its shareholders for monetary damages for conduct as a director. Any amendment to or repeal of this Article V shall not adversely affect any right or protection of a director of the corporation for or with respect to any acts or omissions of such directors occurring prior to such amendment or repeal.

Determination of Terms of Series A Convertible Preferred Stock

        Series A Convertible Preferred Stock.    The board of directors (the "Board") of Gardenburger, Inc. (the "Corporation") hereby establishes out of the authorized and unissued shares of Preferred Stock, no par value, of the Corporation (the "Preferred Stock") a series of Preferred Stock designated as "Series A Convertible Preferred Stock." The authorized number of shares of Series A Convertible Preferred Stock and the preferences, limitations, and relative rights and other matters pertaining to Series A Convertible Preferred Stock are as follows:

        1.    Number of Shares. The Series A Convertible Preferred Stock ("Series A Preferred") shall consist of 2,762,500 shares. All shares of Series A Preferred shall be identical with each other in all respects.

        2.    Dividends. Except as otherwise provided in this Section 2, the holders of shares of Series A Preferred shall be entitled to receive out of any legally available funds of the Corporation cumulative dividends at the rate of twelve percent (12%) per annum ("12% Cumulative Dividends") commencing with the date of original issuance of the shares of Series A Preferred (the "Original Issuance Date") and payable only in the event of a liquidation or deemed liquidation of the Corporation or the redemption of shares of Series A Preferred by the Corporation in accordance with Section 4 below or as otherwise provided herein. The 12% Cumulative Dividend per share shall be computed based upon a rate of twelve percent (12%) on a base amount of $10.00 per share of Series A Preferred. Any dividends declared upon shares of Series A Preferred shall be declared pro rata per share among the series and pari passu among the shares of Series A Preferred and all outstanding shares of Series B Convertible Preferred Stock ("Series B Preferred"), which is entitled to an identical dividend amount. No dividend may be paid on shares of the Corporation's common stock ("Common Shares") or shares of any other class or series of the Corporation's capital stock (other than the Series B Preferred) (collectively, "Junior Shares") unless dividends have been or contemporaneously are declared and paid on all outstanding shares of Series A Preferred and on all outstanding shares of Series B Preferred in an amount equal to the greater of (i) the 12% Cumulative Dividends accrued on such shares through the record date for such dividend on the Junior Shares and (ii) the amount per share of Series A Preferred equal, on an as-converted basis, to the amount of the dividend then proposed to be declared and paid on the Junior Shares (the "Junior Dividends"), in each case less the amount of any 12% Cumulative Dividends previously paid with respect to such shares of the Series A Preferred and

Series B Preferred. No Junior Shares shall be redeemed, purchased or otherwise acquired by the Corporation so long as any shares of Series A Preferred or Series B Preferred remain outstanding without the unanimous written consent of all holders of shares of Series A Preferred and Series B Preferred then outstanding. Holders of Series A Preferred and of Series B Preferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of the greater of the Junior Dividends and the 12% Cumulative Dividends accumulated with respect to such shares. Upon conversion of any shares of Series A Preferred or of Series B Preferred, any dividends accrued and payable with respect to such shares shall be forfeited and the Corporation shall have no further obligation to the holder of such shares for such accumulated dividends; provided that such forfeiture shall not apply to any dividends as to which the Corporation has breached its payment obligation. No interest shall accrue on accumulated dividends prior to payment or forfeiture.

        3.    Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the Corporation, or any distribution of assets to its shareholders, whether voluntary or involuntary, the holders of outstanding shares of Series A Preferred shall be entitled to receive for each share thereof, out of any legally available assets of the Corporation, in preference to the holders of Junior Shares but on a pari passu basis with the holders of outstanding shares of Series B Preferred, an amount equal to $10.00 (the "Original Issue Price") per share of Series A Preferred, plus any accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends) as of the date of liquidation, dissolution, or winding up of the Corporation (the "Series A Liquidation Preference Amount"), before any distribution shall be made to the holders of Junior Shares and contemporaneously with the payment of the liquidation preference of the Series B Preferred. After payment of the full amount to which such holders of shares of Series A Preferred are entitled, the holders of such shares shall have no right to any remaining assets of the Corporation. In the event that assets so distributable to holders of Series A Preferred and Series B Preferred are insufficient to permit payment of the full preferential amount to which holders of such shares are entitled, the entire assets legally available for distribution to shareholders shall be distributed ratably among the holders of Series A Preferred and Series B Preferred in proportion to the aggregate preferential amount to which each such holder is entitled. In case the Corporation shall desire to liquidate, dissolve, or wind up the Corporation, it shall give notice of such liquidation, dissolution, or winding up to holders of the shares of Series A Preferred by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for liquidation, dissolution, or winding up. Each holder of Series A Preferred shall have the option to deem a merger or other business combination in which the Corporation is not the surviving entity, a sale of all or substantially all of the Corporation's assets, a capital reorganization of the Corporation, or a reclassification of the Common Shares to be a liquidation for purposes of this Section 3.

        4.    Redemption. The shares of Series A Preferred may not be redeemed before December 31, 2004. Thereafter, the holders of a majority of the Series A Preferred outstanding may request that their shares of Series A Preferred be redeemed at a price equal to the Series A Liquidation Preference Amount; provided, however, that if at least $5,000,000 in principal amount of the 7% Convertible Senior Subordinated Notes ("Dresdner Notes") issued to Dresdner Kleinwort Benson Private Equity Partners, L.P.("Dresdner") remain outstanding, and Dresdner and its affiliates continue to own at least a majority of the outstanding principal amount of Dresdner Notes, then the Corporation may not redeem shares of Series A Preferred without the consent of the holders of a majority of the then outstanding principal amount of Dresdner Notes, and the right of redemption provided herein is subject to the receipt of such consent. Also after December 31, 2004, shares of Series A Preferred shall be redeemable at the option of the Corporation, in whole but not in part, at a redemption price equal to 105% of the Original Issue Price, plus all accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends); provided that (i) a registration statement covering the resale of the Common Shares issuable upon conversion of the Series A Preferred and the Series B Preferred is effective as of the date of the redemption, or is no longer required to be effective, and (ii) the closing price of the Common Shares as quoted on a national securities exchange or market is greater than or equal to 200% of the Conversion Price (as defined in Section 7) for 60 consecutive trading days prior to notice of redemption. In case the Corporation shall desire to exercise its right to redeem all of the outstanding shares of Series A Preferred, it shall give notice of such redemption to holders of such shares by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for redemption. Each notice shall specify the redemption date and the redemption price at which shares are to be redeemed. The holders of Series A Preferred shall continue to have the conversion rights specified in Section 7 until their shares of Series A Preferred are in fact redeemed. Any shares of Series A Preferred redeemed pursuant to this Section 4 shall be redeemed subject to the right of shares of Series B Preferred to participate pari passu in such redemption, the right of redemption of such shares being equal. Any partial redemption of shares of Series A Preferred shall be conducted pro rata among the series. Any shares that are redeemed or otherwise acquired by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock without designation as to series, and may thereafter be issued, but not as shares of the Series A Preferred.

        5.    Voting Rights. Except as otherwise required by law and herein, each holder of Series A Preferred shall be entitled to a number of votes equal to the number of full Common Shares into which that holder's shares of Series A Preferred may be converted (eliminating any fractional shares that may result) and the Series A Preferred shall vote together with the Common Shares and the Series B Preferred as a single voting group. Notwithstanding the foregoing, so long as more than 1,408,875 shares of Series A Preferred remain outstanding, holders of Series A Preferred, voting as a separate voting group, shall by a majority of the outstanding shares be entitled to elect two directors to the Board. Holders of the Series A Preferred shall also be entitled to vote together with holders of the Common Shares and the Series B Preferred as a single voting group in the election of all other directors. Any director elected by the holders of Series A Preferred may be removed during his or her term of office, with or without cause, by, and only by, the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred, either at a special meeting of such shareholders duly called for that purpose or pursuant to a unanimous written consent of such shareholders, and any vacancy thereby created may be filled only by the holders of Series A Preferred at such special meeting or pursuant to a unanimous written consent. If any of the directors elected by the holders of Series A Preferred should cease to be a director for any reason, the vacancy shall only be filled by the vote of holders of a majority of the outstanding shares of Series A Preferred or pursuant to a unanimous written consent of such shareholders.

        6.    Additional Class Votes by Series A Preferred and Series B Preferred. Except to the extent otherwise required by law, so long as at least 552,500 shares of Series A Preferred remain outstanding, the Corporation may not, without the consent of holders (voting together as a single voting group with the Series B Preferred so long as such series has comparable rights or acting by unanimous written consent) of at least a majority of the shares of Series A Preferred then outstanding, do any of the following:

        (a)  authorize or issue any additional shares of Series A Preferred or Series B Preferred or any class of Preferred Stock on a parity with or having priority over the Series A Preferred or Series B Preferred as to the payment of dividends or the distribution of assets upon the liquidation or dissolution of the Corporation;

        (b)  amend the Corporation's Articles of Incorporation or bylaws so as to alter any existing provision relating to the Series A Preferred or Series B Preferred or the holders thereof or adversely alter any of the rights granted to holders of Series A Preferred or Series B Preferred (other than to effect a reverse split of the Common Shares or to increase the number of authorized Common Shares);

        (c)  effect a change of control, merger, liquidation or recapitalization of the capital stock of the Corporation;

        (d)  sell or lease 25 percent or more of its assets, except in the ordinary course of business;

        (e)  enter into any agreement, including any loan or credit agreement, capital lease or joint venture which would obligate the Corporation to incur capital lease obligations plus bank and other outstanding indebtedness (including any renewals, extensions or amendments to any obligations which exist on the Original Issuance Date) aggregating in excess of $35,000,000;

        (f)    declare or pay any dividends or make any distributions with respect to its capital stock other than dividends payable on the Series A Preferred or the Series B Preferred;

        (g)  purchase, redeem or otherwise acquire any of its equity securities other than the Dresdner Notes (in accordance with their terms), the Series A Preferred or the Series B Preferred;

        (h)  issue additional securities to the Corporation's employees or directors, except for 3,370,123 Common Shares issuable upon the exercise of options granted pursuant to plans existing on the Original Issuance Date;

        (i)    adopt, amend, or modify any stock option plan or employee stock ownership plan;

        (j)    authorize or issue shares of any class or series of equity security the issuance of which would result in an adjustment in, or require a shareholder vote in order to adjust, the Conversion Price under Section 7(e);

        (k)  enter into any agreement or engage in any transaction which would impair or reduce the rights and preferences of the holders of Series A Preferred (except for increasing the number of authorized shares of Common Stock);

        (l)    enter into any transaction (or series of transactions), including loans, with any officer or director of the Company, or with their affiliates and/or family members, involving $100,000 or more individually in any one year or $500,000 or more in the aggregate in any one year, except as may be contemplated by currently existing contractual commitments;

        (m)  change the primary business of the Corporation as it is presently conducted;

        (n)  acquire any stock or assets of any corporation or any other business entity for an aggregate consideration in excess of $5,000,000;

        (o)  increase the authorized number of directors of the Corporation above ten; and

        (p)  amend the Rights Agreement dated as of April 25, 1996, as amended through the Original Issuance Date (the "Rights Agreement").

        7.    Conversion. Each share of Series A Preferred shall be convertible into Common Shares as follows:

        (a)  Conversion Ratio. Shares of Series A Preferred shall be convertible into such number of fully paid and nonassessable Common Shares as is determined by dividing the Original Issue Price ($10.00 per share) by the Conversion Price applicable to such share (determined as provided below) in effect on the date the shares are surrendered for conversion. The initial Conversion Price per share for shares of Series A Preferred shall be $10.00 (the "Conversion Price"), subject to adjustment as set forth in Section 7(e).

        (b)  Optional Conversion. Each share of Series A Preferred shall be convertible into Common Shares, at the option of the holder thereof, at any time after the Original Issuance Date, at the offices of the Corporation or of any transfer agent for the Common Shares.

        (c)  Mandatory Conversion. Each share of Series A Preferred shall be converted automatically into Common Shares at the then current Conversion Price immediately upon the vote or written consent of 66.7% of the then outstanding shares of Series A Preferred. Upon the occurrence of an event specified in this Section 7(c), the outstanding shares of Series A Preferred shall be converted whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. Upon the conversion of the Series A Preferred, the holders thereof shall surrender the certificate or certificates representing such shares, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Common Shares or the holder shall notify the Corporation or such transfer agent that such certificate has been lost, stolen, or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. Thereupon, the Corporation shall promptly issue and deliver to such holder, in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of Common Shares into which the surrendered shares of Series A Preferred were converted.

        (d)  Mechanics of Conversion. Before any holder of Series A Preferred will be entitled to convert shares of Series A Preferred into Common Shares (except as set forth in Section 7(c)), such holder shall surrender the certificate therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Common Shares, and shall give written notice by mail, postage prepaid, to the Corporation, at its principal corporate office, of the election to convert shares of Series A Preferred and shall state in the notice the name in which the certificate for Common Shares should be issued. In the event of a missing certificate, the holder may notify the Corporation or such transfer agent that such certificate has been lost, stolen, or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. The Corporation will promptly thereafter, issue and deliver to such holder a certificate for the number of Common Shares to which such holder shall be entitled after the conversion. The conversion will be deemed to have been completed immediately prior to the close of business on the date of the surrender of the shares of Series A Preferred to be converted and the person entitled to receive the Common Shares issuable upon such conversion shall be treated as the record holder of such Common Shares as of such date.

        (e)  Conversion Price Adjustments. The Conversion Price of a share of Series A Preferred shall be subject to adjustment from time to time as described below. Capitalized terms used in this section but not otherwise defined have the meanings given to them in the definitions in Section 7(e)(vii).

          (i)    Adjustments for Common Share Issuances Below Conversion Price. Subject to shareholder approval if required at the time of adjustment, the Conversion Price will be subject to adjustment if and whenever on or after the Original Issuance Date, the Corporation issues or sells or in accordance with Section 7(e)(i)(A) or 7(e)(i)(B) is deemed to have issued or sold, any Common Shares for a consideration per share which is less than the Conversion Price in effect immediately prior to such issuance or sale. Upon such an event and subject to shareholder approval if required, the adjusted Conversion Price shall be determined by dividing (1) an amount equal to the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale or deemed issue or sale by the number of Common Shares Deemed Outstanding immediately prior to such issue or sale or deemed issue or sale, plus (y) the consideration, if any, received or deemed received by the Corporation upon such issue or sale, by (2) the number of Common Shares Deemed Outstanding immediately after such issue or sale or deemed issue or sale; provided that no adjustment in the Conversion Price will be made pursuant to this Section 7(e)(i) in connection with any Exempt Issuance. If any adjustment to the Conversion Price is made upon the issuance of Options or Convertible Securities and such Options or Convertible Securities expire without being converted or exercised, then the Conversion Price shall be readjusted to the amount that would have been in effect had such Options or Convertible Securities never been issued or sold; provided that no readjustment provided for in Section 7(e)

  shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date (immediately prior to the adjustment), or (ii) the Conversion Price that results from any actual issuance of additional Common Shares between the original adjustment date and such readjustment date. Conversion Price adjustments under this Section 7(e) shall be calculated based on the following provisions in the event Options or Convertible Securities are issued.

            (1)  Issuance of Options. If the Corporation in any manner grants or sells any Options and the price per share for which Common Shares are issuable upon the exercise of such Options, or upon the conversion or exchange of any Convertible Securities issuable upon the exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the maximum number of Common Shares issuable upon the exercise of such Options, or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such Options, will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this Section (7)(e)(i)(A), the "price per share for which Common Shares are issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options" will be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the maximum number of Common Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Shares or of such Convertible Securities upon the exercise of such Options or upon the issuance of Common Shares upon conversion or exchange of such Convertible Securities.

            (2)  Effect of Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Shares are issuable upon the conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section (7)(e)(i)(B), the "price per share for which Common Shares are issuable upon conversion or exchange thereof" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the maximum number of Common Shares issuable upon the exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of such Common Shares upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section (7)(e), no further adjustment of the Conversion Price will be made by reason of such issue or sale.

            (3)  Integrated Transaction. If Options or Convertible Securities are issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Options or Convertible Securities by the parties thereto, the Options or Convertible Securities will be deemed to have been issued without consideration.

            (4)  Calculation of Consideration Received. If any Common Shares, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, then the consideration received therefor will be deemed to be the net amount received by the Corporation. If any Common Shares, Options, or Convertible Securities are issued or sold for a consideration other than cash, then the amount of the consideration other than cash received by the Corporation will be the fair value of such consideration as determined in good faith by the Board, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Shares, Options, or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity, then the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Shares, Options or Convertible Securities, as the case may be.

          (ii)  Record Date for Dividend or Split. In the event the Corporation should fix a record date for (1) a split or subdivision of the outstanding Common Shares or (2) a dividend or other distribution payable in Common Shares or Options or Convertible Securities without payment of any consideration, then, as of such record date the Conversion Price shall be appropriately decreased so the number of Common Shares issuable on conversion of each share of Series A Preferred shall be increased in proportion to such increase in the aggregate number of Common Shares outstanding or issuable with respect to such Options or Convertible Securities.

          (iii)  Combinations. If the number of Common Shares outstanding is decreased by a combination of the outstanding Common Shares, then, as of the record date of such combination, the Conversion Price for the Series A Preferred shall be appropriately increased so the number of Common Shares issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding Common Shares.

          (iv)  Recapitalization, Consolidation, Merger, Etc. In case of any change in the Common Shares through recapitalization, reclassification, or other change in the capital structure of the Corporation (other than a combination of shares or the issuance of additional Common Shares by stock split or stock dividend) or through any merger or consolidation which is effected such that holders of Common Shares are entitled to receive stock, securities, cash, or other assets in exchange for Common Shares, then, as a condition of the change in capital structure or merger, provision shall be made so that the holders of the Series A Preferred will have the right thereafter to receive upon conversion the kind and amount of shares of stock or other securities or property to which such holders would have been entitled if, immediately prior to such change in capital structure, such holder had held the number of Common Shares issuable upon conversion of the Series A Preferred. In addition, appropriate provision will be made with respect to the holder's rights and interests to ensure that the provisions in this Section 7 will thereafter be applicable in relation to any shares of stock, securities, cash, or other assets thereafter deliverable upon the conversion of Series A Preferred.

          (v)  Special Conversion Price Adjustment. If the Common Shares issuable upon conversion of Series A Preferred ("Registrable Securities") are not, within 120 days of the issuance of such shares ("Penalty Date"), subject to an effective registration statement filed with the Securities and Exchange Commission ("SEC"), then the Conversion Price of the Series A Preferred shall be reduced five percent (5%), effective on the Penalty Date. Thereafter, for each ninety (90) day period after the Penalty Date that such Common Shares remain unregistered, the Conversion Price shall be reduced by an additional five percent. No further Conversion Price adjustments provided for in this Section 7(e)(v) shall be made once a registration statement covering the Registrable Securities has been declared effective by the SEC.

          (vi)  Protection Against Dilution. If any event occurs as to which, in the opinion of the Board, the other provisions of this Section 7(e) are not strictly applicable or would not fairly protect the rights of the holders of Series A Preferred in accordance with the intent of these anti-dilution provisions, then the Board shall make an adjustment in accordance with the intent of these provisions to protect the holders' rights in the Series A Preferred, but in no event shall any adjustment have the effect of increasing the Conversion Price (except in the case of a combination of Common Shares described in Section 7(e)(iii)).

          (vii) Definitions for Section 7(e).

        "Common Shares Deemed Outstanding" means, at any given time, the number of Common Shares actually outstanding at such time, plus the number of Common Shares that would be issued if all outstanding Options and Convertible Securities exercisable for Common Shares or for other Options or Convertible Securities were exercised or converted regardless of whether or not the applicable securities are actually exercisable at such time, but excluding any Common Shares issuable upon conversion of the Series A Preferred or any outstanding shares of Series B Preferred.

        "Convertible Securities" means any securities or other rights to acquire securities directly or indirectly convertible into or exchangeable for Common Shares.

        "Exempt Issuance" means the issuance of any Common Shares or other securities (i) upon the exercise or conversion of Options or other securities granted pursuant to plans existing on the Original Issuance Date, (ii) upon exercise of Options granted or to be granted after the Original Issuance Date under any employee benefit plan or plans adopted by the Board, provided that the exercise price is not less than the fair market value on the date of grant, (iii) upon conversion of outstanding shares of Series A Preferred or Series B Preferred, or an adjustment to the Conversion Price or the conversion price of the Series B Preferred, (iv) which are restricted securities subject to a substantial risk of forfeiture issued pursuant to benefit plans adopted by the Board, (v) pursuant to employee benefit plans qualified under Section 401(k) or 423 of the Internal Revenue Code, (vi) to satisfy semi-annual interest obligations to holders of the Dresdner Notes outstanding on the Original Issuance Date, or (vii) pursuant to the Rights Agreement, including the Rights contemplated thereby.

        "Market Price" of any security means the average of the closing prices of such security's sales on all national securities exchanges or markets on which such security may at the time be listed, or, if there has been no sale on any such exchange or market on any day, or, if on any day such security is not so listed, then the representative bid price of such security quoted in the NASDAQ System as of 4:00 p.m., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, then the highest bid price of such security on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case, averaged over a period of five days consisting of the day as of which "Market Price" is being determined and the four consecutive business days prior to such day. If at any time such security is not listed on any national securities exchange or market or quoted in the NASDAQ System or the over-the-counter market, then the "Market Price" will be the fair value thereof determined in good faith by the Board.

        "Options" means any securities or other rights to subscribe for or purchase, directly or indirectly, Common Shares or Convertible Securities.

        (f)    Notice of Conversion Price Adjustments. When an adjustment or readjustment of the Conversion Price is required pursuant to Section 7(e), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms of this Section 7 and prepare and furnish to each holder of Series A Preferred a notice setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

        (g)  Reservation of Shares. The Corporation shall at all times reserve and keep available from its authorized but unissued Common Shares such number of Common Shares as shall be sufficient to effect the conversion of all outstanding shares of Series A Preferred; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in reasonable efforts to obtain the requisite shareholder approval of any necessary amendment to the Corporation's Articles of Incorporation.

        (h)  No Fractional Shares. No fractional shares shall be issued upon the conversion of shares of Series A Preferred, and the number of Common Shares to be issued shall be rounded to the nearest whole share.

        8.    Notices. Any notice required by the provisions of Section 7 to be given to the holders of shares of Series A Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of the Corporation. A holder of shares of Series A Preferred may change such address by written notice to the Corporation.

* * * * * *

Determination of Terms of Series B Convertible Preferred Stock

        Series B Convertible Preferred Stock.    The board of directors (the "Board") of Gardenburger, Inc. (the "Corporation") hereby establishes out of the authorized and unissued shares of Preferred Stock, no par value, of the Corporation (the "Preferred Stock") a series of Preferred Stock designated as "Series B Convertible Preferred Stock." The authorized number of shares of Series B Convertible Preferred Stock and the preferences, limitations, and relative rights and other matters pertaining to Series B Convertible Preferred Stock are as follows:

        1.    Number of Shares. The Series B Convertible Preferred Stock ("Series B Preferred") shall consist of 487,500 shares. All shares of Series B Preferred shall be identical with each other in all respects.

        2.    Dividends. Except as otherwise provided in this Section 2, the holders of shares of Series B Preferred shall be entitled to receive out of any legally available funds of the Corporation cumulative dividends at the rate of twelve percent (12%) per annum ("12% Cumulative Dividends") commencing with the date of original issuance of the shares of Series B Preferred (the "Original Issuance Date") and payable only in the event of a liquidation or deemed liquidation of the Corporation or the redemption of shares of Series B Preferred by the Corporation in accordance with Section 4 below or as otherwise provided herein. The 12% Cumulative Dividend per share shall be computed based upon a rate of twelve percent (12%) on a base amount of $10.00 per share of Series B Preferred. Any dividends declared upon shares of Series B Preferred shall be declared pro rata per share among the series and pari passu among the shares of Series B Preferred and all outstanding shares of Series A Convertible Preferred Stock ("Series A Preferred"), which is entitled to an identical dividend amount. No dividend may be paid on shares of the Corporation's common stock ("Common Shares") or shares of any other class or series of the Corporation's capital stock (other than the Series A Preferred) (collectively, "Junior Shares") unless dividends have been or contemporaneously are declared and paid on all outstanding shares of Series B Preferred and on all outstanding shares of Series A Preferred in an amount equal to the greater of (i) the 12% Cumulative Dividends accrued on such shares through the record date for such dividend on the Junior Shares and (ii) the amount per share of Series B Preferred equal, on an as-converted basis, to the amount of the dividend then proposed to be declared and paid on the Junior Shares (the "Junior Dividends"), in each case less the amount of any 12% Cumulative Dividends previously paid with respect to such shares of the Series A Preferred and Series B Preferred. No Junior Shares shall be redeemed, purchased or otherwise acquired by the Corporation so long as any shares of Series A Preferred or Series B Preferred remain outstanding without the unanimous written consent of all holders of shares of Series A Preferred and Series B Preferred then outstanding. Holders of Series A Preferred and of Series B Preferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of the greater of the Junior Dividends and the 12% Cumulative Dividends accumulated with respect to such shares. Upon conversion of any shares of Series A Preferred or of Series B Preferred, any dividends accrued and payable with respect to such shares shall be forfeited and the Corporation shall have no further obligation to the holder of such shares for such accumulated dividends; provided that such forfeiture shall not apply to any dividends as to which the Corporation has breached its payment obligation. No interest shall accrue on accumulated dividends prior to payment or forfeiture.

        3.    Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the Corporation, or any distribution of assets to its shareholders, whether voluntary or involuntary, the holders of outstanding shares of Series B Preferred shall be entitled to receive for each share thereof, out of any legally available assets of the Corporation, in preference to the holders of Junior Shares but on a pari passu basis with the holders of outstanding shares of Series A Preferred, an amount equal to $10.00 (the "Original Issue Price") per share of Series B Preferred, plus any accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends) as of the date of liquidation, dissolution, or winding up of the Corporation (the "Series B Liquidation Preference Amount"), before any distribution shall be made to the holders of Junior Shares and contemporaneously with the payment of the liquidation preference of the Series A Preferred. After payment of the full amount to which such holders of shares of Series B Preferred are entitled, the holders of such shares shall have no right to any remaining assets of the Corporation. In the event that assets so distributable to holders of Series A Preferred and Series B Preferred are insufficient to permit payment of the full preferential amount to which holders of such shares are entitled, the entire assets legally available for distribution to shareholders shall be distributed ratably among the holders of Series A Preferred and Series B Preferred in proportion to the aggregate preferential amount to which each such holder is entitled. In case the Corporation shall desire to liquidate, dissolve, or wind up the Corporation, it shall give notice of such liquidation, dissolution, or winding up to holders of the shares of Series B Preferred by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for liquidation, dissolution, or winding up. Each holder of Series B Preferred shall have the option to deem a merger or other business combination in which the Corporation is not the surviving entity, a sale of all or substantially all of the Corporation's assets, a capital reorganization of the Corporation, or a reclassification of the Common Shares to be a liquidation for purposes of this Section 3.

        4.    Redemption. The shares of Series B Preferred may not be redeemed before December 31, 2004. Thereafter, the holders of a majority of the Series B Preferred outstanding may request that their shares of Series B Preferred be redeemed at a price equal to the Series B Liquidation Preference Amount; provided, however, that if at least $5,000,000 in principal amount of the 7% Convertible Senior Subordinated Notes ("Dresdner Notes") issued to Dresdner Kleinwort Benson Private Equity Partners, L.P.("Dresdner") remain outstanding, and Dresdner and its affiliates continue to own at least a majority of the outstanding principal amount of Dresdner Notes, then the Corporation may not redeem shares of Series B Preferred without the consent of the holders of a majority of the then outstanding principal amount of Dresdner Notes, and the right of redemption provided herein is subject to the receipt of such consent. Also after December 31, 2004, shares of Series B Preferred shall be redeemable at the option of the Corporation, in whole but not in part, at a redemption price equal to 105% of the Original Issue Price, plus all accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends); provided that (i) a registration statement covering the resale of the Common Shares issuable upon conversion of the Series A Preferred and the Series B Preferred is effective as of the date of the redemption, or is no longer required to be effective, and (ii) the closing price of the Common Shares as quoted on a national securities exchange or market is greater than or equal to 200% of the Conversion Price (as defined in Section 7) for 60 consecutive trading days prior to notice of redemption. In case the Corporation shall desire to exercise its right to redeem all of the outstanding shares of Series B Preferred, it shall give notice of such redemption to holders of such shares by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for redemption. Each notice shall specify the redemption date and the redemption price at which shares are to be redeemed. The holders of Series B Preferred shall continue to have the conversion rights specified in Section 7 until their shares of Series B Preferred are in fact redeemed. Any shares of Series B Preferred redeemed pursuant to this Section 4 shall be redeemed subject to the right of shares of Series A Preferred to participate pari passu in such redemption, the right of redemption of such shares being equal. Any partial redemption of shares of Series B Preferred shall be conducted pro rata among the series. Any shares that are redeemed or otherwise acquired by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock without designation as to series, and may thereafter be issued, but not as shares of the Series B Preferred.

        5.    Voting Rights. Except as otherwise required by law and herein, each holder of Series B Preferred shall be entitled to a number of votes equal to the number of full Common Shares into which that holder's shares of Series B Preferred may be converted (eliminating any fractional shares that may result) and the Series B Preferred shall vote together with the Common Shares and the Series A Preferred as a single voting group, including with respect to the election of directors other than the two directors which the holders of the Series A Preferred have the right to elect as a separate voting group. Notwithstanding the foregoing, if the number of Common Shares into which shares of Series B Preferred can be converted is increased pursuant to a Conversion Adjustment under Section (vi) below, the voting entitlement set forth herein shall not be correspondingly increased and the voting rights of Series B Preferred shall be calculated as if such Conversion Adjustment had not occurred.

        6.    Additional Class Votes by Series A Preferred and Series B Preferred. Except to the extent otherwise required by law, so long as at least 97,500 shares of Series B Preferred remain outstanding, the Corporation may not, without the consent of holders (voting together as a single voting group with the Series A Preferred so long as such series has comparable rights, or acting by unanimous written consent) of at least a majority of the shares of Series B Preferred then outstanding, do any of the following:

        (a)  authorize or issue any additional shares of Series A Preferred or Series B Preferred or any class of Preferred Stock on a parity with or having priority over the Series A Preferred or Series B Preferred as to the payment of dividends or the distribution of assets upon the liquidation or dissolution of the Corporation;

        (b)  amend the Corporation's Articles of Incorporation or bylaws so as to alter any existing provision relating to the Series A Preferred or Series B Preferred or the holders thereof or adversely alter any of the rights granted to holders of Series A Preferred or Series B Preferred (other than to effect a reverse split of the Common Shares or to increase the number of authorized Common Shares);

        (c)  effect a change of control, merger, liquidation or recapitalization of the capital stock of the Corporation;

        (d)  sell or lease 25 percent or more of its assets, except in the ordinary course of business;

        (e)  enter into any agreement, including any loan or credit agreement, capital lease or joint venture which would obligate the Corporation to incur capital lease obligations plus bank and other outstanding indebtedness (including any renewals, extensions or amendments to any obligations which exist on the Original Issuance Date) aggregating in excess of $35,000,000;

        (f)    declare or pay any dividends or make any distributions with respect to its capital stock other than dividends payable on the Series A Preferred or the Series B Preferred;

        (g)  purchase, redeem or otherwise acquire any of its equity securities other than the Dresdner Notes (in accordance with their terms), the Series A Preferred or the Series B Preferred;

        (h)  issue additional securities to the Corporation's employees or directors, except for 3,370,123 Common Shares issuable upon the exercise of options granted pursuant to plans existing on the Original Issuance Date;

        (i)    adopt, amend, or modify any stock option plan or employee stock ownership plan;

        (j)    authorize or issue shares of any class or series of equity security the issuance of which would result in an adjustment in, or require a shareholder vote in order to adjust, the Conversion Price under Section 7(e);

        (k)  enter into any agreement or engage in any transaction which would impair or reduce the rights and preferences of the holders of Series B Preferred (except for increasing the number of authorized shares of Common Stock);

        (l)    enter into any transaction (or series of transactions), including loans, with any officer or director of the Company, or with their affiliates and/or family members, involving $100,000 or more individually in any one year or $500,000 or more in the aggregate in any one year, except as may be contemplated by currently existing contractual commitments;

        (m)  change the primary business of the Corporation as it is presently conducted;

        (n)  acquire any stock or assets of any corporation or any other business entity for an aggregate consideration in excess of $5,000,000;

        (o)  increase the authorized number of directors of the Corporation above ten; and

        (p)  amend the Rights Agreement dated as of April 25, 1996, as amended through the Original Issuance Date (the "Rights Agreement").

        7.    Conversion. Each share of Series B Preferred shall be convertible into Common Shares as follows:

        (a)  Conversion Ratio. Shares of Series B Preferred shall be convertible into such number of fully paid and nonassessable Common Shares as is determined by dividing the Original Issue Price ($10.00 per share) by the Conversion Price applicable to such share (determined as provided below) in effect on the date the shares are surrendered for conversion. The initial Conversion Price per share for shares of Series B Preferred shall be $10.00 (the "Conversion Price"), subject to adjustment as set forth in Section 7(e).

        (b)  Optional Conversion. Each share of Series B Preferred shall be convertible into Common Shares, at the option of the holder thereof, at any time after the Original Issuance Date, at the offices of the Corporation or of any transfer agent for the Common Shares.

        (c)  Mandatory Conversion. Each share of Series B Preferred shall be converted automatically into Common Shares at the then current Conversion Price immediately upon the vote or written consent of 66.7% of the then outstanding shares of Series B Preferred. Upon the occurrence of an event specified in this Section 7(c), the outstanding shares of Series B Preferred shall be converted whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. Upon the conversion of the Series B Preferred, the holders thereof shall surrender the certificate or certificates representing such shares, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Common Shares or the holder shall notify the Corporation or such transfer agent that such certificate has been lost, stolen, or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. Thereupon, the Corporation shall promptly issue and deliver to such holder, in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of Common Shares into which the surrendered shares of Series B Preferred were converted.

        (d)  Mechanics of Conversion. Before any holder of Series B Preferred will be entitled to convert shares of Series B Preferred into Common Shares (except as set forth in Section 7(c)), such holder shall surrender the certificate therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Common Shares, and shall give written notice by mail, postage prepaid, to the Corporation, at its principal corporate office, of the election to convert shares of Series B Preferred and shall state in the notice the name in which the certificate for Common Shares should be issued. In the event of a missing certificate, the holder may notify the Corporation or such transfer agent that such certificate has been lost, stolen, or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. The Corporation will promptly thereafter, issue and deliver to such holder a certificate for the number of Common Shares to which such holder shall be entitled after the conversion. The conversion will be deemed to have been completed immediately prior to the close of business on the date of the surrender of the shares of Series B Preferred to be converted and the person entitled to receive the Common Shares issuable upon such conversion shall be treated as the record holder of such Common Shares as of such date.

        (e)  Conversion Price Adjustments. The Conversion Price of a share of Series B Preferred shall be subject to adjustment from time to time as described below. Capitalized terms used in this section but not otherwise defined have the meanings given to them in the definitions in Section 7(e)(viii).

          (i)    Adjustments for Common Share Issuances Below Conversion Price. Subject to shareholder approval if required at the time of adjustment, the Conversion Price will be subject to adjustment if and whenever on or after the Original Issuance Date, the Corporation issues or sells or in accordance with Section 7(e)(i)(A) or 7(e)(i)(B) is deemed to have issued or sold, any Common Shares for a consideration per share which is less than the Conversion Price in effect immediately prior to such issuance or sale. Upon such an event and subject to shareholder approval if required, the adjusted Conversion Price shall be determined by dividing (1) an amount equal to the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale or deemed issue or sale by the number of Common Shares Deemed Outstanding immediately prior to such issue or sale or deemed issue or sale, plus (y) the consideration, if any, received or deemed received by the Corporation upon such issue or sale, by (2) the number of Common Shares Deemed Outstanding immediately after such issue or sale or deemed issue or sale; provided that no adjustment in the Conversion Price will be made pursuant to this Section 7(e)(i) in connection with any Exempt Issuance. If any adjustment to the Conversion Price is made upon the issuance of Options or Convertible Securities and such Options or Convertible Securities expire without being converted or exercised, then the Conversion Price shall be readjusted to the amount that would have been in effect had such Options or Convertible Securities never been issued or sold; provided that no readjustment provided for in Section 7(e) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date (immediately prior to the adjustment), or (ii) the Conversion Price that results from any actual issuance of additional Common Shares between the original adjustment date and such readjustment date. Conversion Price adjustments under this Section 7(e) shall be calculated based on the following provisions in the event Options or Convertible Securities are issued.

            (1)  Issuance of Options. If the Corporation in any manner grants or sells any Options and the price per share for which Common Shares are issuable upon the exercise of such Options, or upon the conversion or exchange of any Convertible Securities issuable upon the exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the maximum number of Common Shares issuable upon the exercise of such Options, or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such Options, will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this Section (7)(e)(i)(A), the "price per share for which Common Shares are issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options" will be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the maximum number of Common Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Shares or of such Convertible Securities upon the exercise of such Options or upon the issuance of Common Shares upon conversion or exchange of such Convertible Securities.

            (2)  Effect of Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Shares are issuable upon the conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section (7)(e)(i)(B), the "price per share for which Common Shares are issuable upon conversion or exchange thereof" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the maximum number of Common Shares issuable upon the exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of such Common Shares upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section (7)(e), no further adjustment of the Conversion Price will be made by reason of such issue or sale.

            (3)  Integrated Transaction. If Options or Convertible Securities are issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Options or

    Convertible Securities by the parties thereto, the Options or Convertible Securities will be deemed to have been issued without consideration.

            (4)  Calculation of Consideration Received. If any Common Shares, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, then the consideration received therefor will be deemed to be the net amount received by the Corporation. If any Common Shares, Options, or Convertible Securities are issued or sold for a consideration other than cash, then the amount of the consideration other than cash received by the Corporation will be the fair value of such consideration as determined in good faith by the Board, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Shares, Options, or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity, then the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Shares, Options or Convertible Securities, as the case may be.

          (ii)  Record Date for Dividend or Split. In the event the Corporation should fix a record date for (1) a split or subdivision of the outstanding Common Shares or (2) a dividend or other distribution payable in Common Shares or Options or Convertible Securities without payment of any consideration, then, as of such record date the Conversion Price shall be appropriately decreased so the number of Common Shares issuable on conversion of each share of Series B Preferred shall be increased in proportion to such increase in the aggregate number of Common Shares outstanding or issuable with respect to such Options or Convertible Securities.

          (iii)  Combinations. If the number of Common Shares outstanding is decreased by a combination of the outstanding Common Shares, then, as of the record date of such combination, the Conversion Price for the Series B Preferred shall be appropriately increased so the number of Common Shares issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding Common Shares.

          (iv)  Recapitalization, Consolidation, Merger, Etc. In case of any change in the Common Shares through recapitalization, reclassification, or other change in the capital structure of the Corporation (other than a combination of shares or the issuance of additional Common Shares by stock split or stock dividend) or through any merger or consolidation which is effected such that holders of Common Shares are entitled to receive stock, securities, cash, or other assets in exchange for Common Shares, then, as a condition of the change in capital structure or merger, provision shall be made so that the holders of the Series B Preferred will have the right thereafter to receive upon conversion the kind and amount of shares of stock or other securities or property to which such holders would have been entitled if, immediately prior to such change in capital structure, such holder had held the number of Common Shares issuable upon conversion of the Series B Preferred. In addition, appropriate provision will be made with respect to the holder's rights and interests to ensure that the provisions in this Section 7 will thereafter be applicable in relation to any shares of stock, securities, cash, or other assets thereafter deliverable upon the conversion of Series B Preferred.

          (v)  Special Conversion Price Adjustment. If the Common Shares issuable upon conversion of Series B Preferred ("Registrable Securities") are not, within 120 days of the issuance of such shares ("Penalty Date"), subject to an effective registration statement filed with the Securities and Exchange Commission ("SEC"), then the Conversion Price of the Series B Preferred shall be reduced five percent (5%), effective on the Penalty Date. Thereafter, for each ninety (90) day period after the Penalty Date that such Common Shares remain unregistered, the Conversion Price shall be reduced by an additional five percent. No further Conversion Price adjustments provided for in this Section 7(e)(v) shall be made once a registration statement covering the Registrable Securities has been declared effective by the SEC.

          (vi)  Reset Provision. In the event that the Corporation does not achieve (i) net sales of at least $135,000,000 and an operating loss, if any, of less than $1,000,000 for fiscal year 1999 and (ii) net sales of at least $180,000,000 and operating income of at least $18,000,000 for fiscal year 2000 (each a "Performance Target"), then the Conversion Price promptly following the determination of a failure to achieve a Performance Target based on the audited financial statements of the Corporation, shall be reduced to an amount which will allow all outstanding shares of Series B Preferred to be converted as of the date of such adjustment into 1,300,000 Common Shares ("Conversion Adjustment"), subject to any adjustments made to the Conversion Price prior to a Conversion Adjustment. If a Conversion Adjustment occurs, the Corporation will provide notice to each holder of Series B Preferred setting forth such adjustment, the calculation of the new Conversion Price for the Series B Preferred, and in reasonable detail the facts upon which such Conversion Adjustment is based.

          (vii) Protection Against Dilution. If any event occurs as to which, in the opinion of the Board, the other provisions of this Section 7(e) are not strictly applicable or would not fairly protect the rights of the holders of Series B Preferred in accordance with the intent of these anti-dilution provisions, then the Board shall make an adjustment in accordance with the intent of these provisions to protect the holders' rights in the Series B Preferred, but in no event shall any adjustment have the effect of increasing the Conversion Price (except in the case of a combination of Common Shares described in Section 7(e)(iii)).

          (viii) Definitions for Section 7(e).

        "Common Shares Deemed Outstanding" means, at any given time, the number of Common Shares actually outstanding at such time, plus the number of Common Shares that would be issued if all outstanding Options and Convertible Securities exercisable for Common Shares or for other Options or Convertible Securities were exercised or converted regardless of whether or not the applicable securities are actually exercisable at such time, but excluding any Common Shares issuable upon conversion of the Series B Preferred or any outstanding shares of Series A Preferred.

        "Convertible Securities" means any securities or other rights to acquire securities directly or indirectly convertible into or exchangeable for Common Shares.

        "Exempt Issuance" means the issuance of any Common Shares or other securities (i) upon the exercise or conversion of Options or other securities granted pursuant to plans existing on the Original Issuance Date, (ii) upon exercise of Options granted or to be granted after the Original Issuance Date under any employee benefit plan or plans adopted by the Board, provided that the exercise price is not less than the fair market value on the date of grant, (iii) upon conversion of outstanding shares of Series A Preferred or Series B Preferred, or an adjustment to the Conversion Price or the conversion price of the Series A Preferred, (iv) which are restricted securities subject to a substantial risk of forfeiture issued pursuant to benefit plans adopted by the Board, (v) pursuant to employee benefit plans qualified under Section 401(k) or 423 of the Internal Revenue Code, (vi) to satisfy semi-annual interest obligations to holders of the Dresdner Notes outstanding on the Original Issuance Date, or (vii) pursuant to the Rights Agreement, including the Rights contemplated thereby.

        "Market Price" of any security means the average of the closing prices of such security's sales on all national securities exchanges or markets on which such security may at the time be listed, or, if there has been no sale on any such exchange or market on any day, or, if on any day such security is not so listed, then the representative bid price of such security quoted in the NASDAQ System as of 4:00 p.m., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, then the highest bid price of such security on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case, averaged over a period of five days consisting of the day as of which "Market Price" is being determined and the four consecutive business days prior to such day. If at any time such security is not listed on any national securities exchange or market or quoted in the NASDAQ System or the over-the-counter market, then the "Market Price" will be the fair value thereof determined in good faith by the Board.

        "Options" means any securities or other rights to subscribe for or purchase, directly or indirectly, Common Shares or Convertible Securities.

        (f)    Notice of Conversion Price Adjustments. When an adjustment or readjustment of the Conversion Price is required pursuant to Section 7(e), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms of this Section 7 and prepare and furnish to each holder of Series B Preferred a notice setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

        (g)  Reservation of Shares. The Corporation shall at all times reserve and keep available from its authorized but unissued Common Shares such number of Common Shares as shall be sufficient to effect the conversion of all outstanding shares of Series B Preferred, including pursuant to Section 7(e)(vi) hereof, and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in reasonable efforts to obtain the requisite shareholder approval of any necessary amendment to the Corporation's Articles of Incorporation.

        (h)  No Fractional Shares. No fractional shares shall be issued upon the conversion of shares of Series B Preferred, and the number of Common Shares to be issued shall be rounded to the nearest whole share.

        8.    Notices. Any notice required by the provisions of Section 7 to be given to the holders of shares of Series B Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of the Corporation. A holder of shares of Series B Preferred may change such address by written notice to the Corporation.

* * * * * *

Determination of Terms of Series C Convertible Preferred Stock

        Series C Convertible Preferred Stock.    The board of directors (the "Board") of Gardenburger, Inc. (the "Corporation") hereby establishes out of the authorized and unissued shares of Preferred Stock, no par value, of the Corporation (the "Preferred Stock") a series of Preferred Stock designated as "Series C Convertible Preferred Stock." The authorized number of shares of Series C Convertible Preferred Stock and the preferences, limitations, and relative rights and other matters pertaining to Series C Convertible Preferred Stock are as follows:

        1.    Number of Shares. The Series C Convertible Preferred Stock ("Series C Preferred") shall consist of 552,500 shares. All shares of Series C Preferred shall be identical with each other in all respects.

        2.    Dividends. Except as otherwise provided in this Section 2, the holders of shares of Series C Preferred shall be entitled to receive out of any legally available funds of the Corporation cumulative dividends at the rate of twelve percent (12%) per annum ("12% Cumulative Dividends") commencing with the date of original issuance of the shares of Series C Preferred (the "Original Issuance Date") and payable only in the event of a liquidation or deemed liquidation of the Corporation in accordance with Section 3 below, the redemption of shares of Series C Preferred by the Corporation in accordance with Section 4 below, or as otherwise provided herein. The 12% Cumulative Dividend per share shall be computed based upon a rate of twelve percent (12%) on a base amount of $50.00 per share of Series C Preferred. Any dividends declared upon shares of Series C Preferred shall be declared pro rata per share among the series and pari passu among the shares of Series C Preferred and all outstanding shares of Series D Convertible Preferred Stock ("Series D Preferred"), which is entitled to an identical dividend amount. No dividend may be paid on shares of the Corporation's common stock ("Common Shares") or shares of any other class or series of the Corporation's capital stock (other than the Series D Preferred) (collectively, "Junior Shares") unless dividends have been or contemporaneously are declared and paid on all outstanding shares of Series C Preferred and on all outstanding shares of Series D Preferred in an amount equal to the greater of (i) the 12% Cumulative Dividends accrued on such shares through the record date for such dividend on the Junior Shares and (ii) the amount per share of Series C Preferred equal, on an as-converted basis, to the amount of the dividend then proposed to be declared and paid on the Junior Shares (the "Junior Dividends"), in each case less the amount of any 12% Cumulative Dividends previously paid with respect to such shares of the Series C Preferred and Series D Preferred. No Junior Shares shall be redeemed, purchased or otherwise acquired by the Corporation, except as provided in Section 6(g) below. Holders of Series C Preferred and of Series D Preferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of the greater of the Junior Dividends and the 12% Cumulative Dividends accumulated with respect to such shares. Upon conversion of any shares of Series C Preferred or of Series D Preferred, any dividends accrued and payable with respect to such shares shall be forfeited and the Corporation shall have no further obligation to the holder of such shares for such accumulated dividends; provided that such forfeiture shall not apply to any dividends as to which the Corporation has breached its payment obligation. No interest shall accrue on accumulated dividends prior to payment or forfeiture.

        3.    Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the Corporation, or any distribution of assets to its shareholders, whether voluntary or involuntary, the holders of outstanding shares of Series C Preferred shall be entitled to receive for each share thereof, out of any legally available assets of the Corporation, in preference to the holders of Junior Shares but on a pari passu basis with the holders of outstanding shares of Series D Preferred, an amount equal to $73.07 per share of Series C Preferred, plus any accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends) as of the date of liquidation, dissolution, or winding up of the Corporation (the "Series C Liquidation Preference Amount"), before any distribution shall be made to the holders of Junior Shares and contemporaneously with the payment of the liquidation preference of the Series D Preferred. After payment of the full amount to which such holders of shares of Series C Preferred are entitled, the holders of such shares shall have no right to any remaining assets of the Corporation. In the event that assets so distributable to holders of Series C Preferred and Series D Preferred are insufficient to permit payment of the full preferential amount to which holders of such shares are entitled, the entire assets legally available for distribution to shareholders shall be distributed ratably among the holders of Series C Preferred and Series D Preferred in proportion to the aggregate preferential amount to which each such holder is entitled. In case the Corporation shall desire to liquidate, dissolve, or wind up the Corporation, it shall give notice of such liquidation, dissolution, or winding up to holders of the shares of Series C Preferred by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for liquidation, dissolution, or winding up. Each holder of Series C Preferred shall have the option to deem a merger or other business combination in which the Corporation is not the surviving entity, a sale of all or substantially all of the Corporation's assets, a capital reorganization of the Corporation, or a reclassification of the Common Shares to be a liquidation for purposes of this Section 3.

        4.    Redemption. The shares of Series C Preferred may not be redeemed before March 31, 2006. Thereafter, the holders of a majority of the Series C Preferred outstanding may request that their shares of Series C Preferred be redeemed at a price equal to $73.07 per share, plus all accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends) (the "Series C Redemption Price"); provided, however, that if at least $5,000,000 in principal amount of the Amended and Restated Convertible Senior Subordinated Notes ("Dresdner Notes") issued to Dresdner Kleinwort Benson Private Equity Partners, L.P. ("Dresdner") remain outstanding, and Dresdner and its affiliates continue to own at least a majority of the outstanding principal amount of Dresdner Notes, then the Corporation may not redeem shares of Series C Preferred without the consent of the holders of a majority of the then outstanding principal amount of Dresdner Notes, and the right of redemption provided herein is subject to the receipt of such consent. Also after March 31, 2006, shares of Series C Preferred shall be redeemable at the option of the Corporation, in whole but not in part, at the Series C Redemption Price; provided that (i) a registration statement covering the resale of the Common Shares issuable upon conversion of the Series C Preferred and the Series D Preferred is effective as of the date of the redemption, or is no longer required to be effective, and (ii) the closing price of the Common Shares as quoted on a national securities exchange or market is greater than or equal to 200% of the Conversion Price (as defined in Section 7) for 60 consecutive trading days prior to notice of redemption. In case the Corporation shall desire to exercise its right to redeem all of the outstanding shares of Series C Preferred, it shall give notice of such redemption to holders of such shares by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for redemption. Each notice shall specify the redemption date and the redemption price at which shares are to be redeemed. The holders of Series C Preferred shall continue to have the conversion rights specified in Section 7 until their shares of Series C Preferred are in fact redeemed. Any shares of Series C Preferred redeemed pursuant to this Section 4 shall be redeemed subject to the right of shares of Series D Preferred to participate pari passu in such redemption, the right of redemption of such shares being equal. Any partial redemption of shares of Series C Preferred shall be conducted pro rata among the series. Any shares that are redeemed or otherwise acquired by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock without designation as to series, and may thereafter be issued, but not as shares of the Series C Preferred.

        5.    Voting Rights. Except as otherwise required by law and herein, each holder of Series C Preferred shall be entitled to a number of votes equal to the number of full Common Shares into which that holder's shares of Series C Preferred may be converted (eliminating any fractional shares that may result) and the Series C Preferred shall vote together with the Common Shares and the Series D Preferred as a single voting group. Notwithstanding the foregoing, so long as more than 281,775 shares of Series C Preferred remain outstanding, holders of Series C Preferred, voting as a separate voting group, shall by a majority of the outstanding shares be entitled to elect two directors to the Board. Holders of the Series C Preferred shall also be entitled to vote together with holders of the Common Shares and the Series D Preferred as a single voting group in the election of all other directors. Any director elected by the holders of Series C Preferred may be removed during his or her term of office, with or without cause, by, and only by, the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred, either at a special meeting of such shareholders duly called for that purpose or pursuant to a unanimous written consent of such shareholders, and any vacancy thereby created may be filled only by the holders of Series C Preferred at such special meeting or pursuant to a unanimous written consent. If any of the directors elected by the holders of Series C Preferred should cease to be a director for any reason, the vacancy shall only be filled by the vote of holders of a majority of the outstanding shares of Series C Preferred or pursuant to a unanimous written consent of such shareholders.

        6.    Additional Class Votes by Series C Preferred and Series D Preferred. Except to the extent otherwise required by law, so long as at least 110,500 shares of Series C Preferred remain outstanding, the Corporation may not, without the consent of holders (voting together as a single voting group with the Series D Preferred so long as such series has comparable rights or acting by unanimous written consent) of at least a majority of the shares of Series C Preferred then outstanding, do any of the following:

        (a)  authorize or issue any additional shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Preferred or Series D Preferred or any other class or series of Preferred Stock on a parity with or having priority over the Series C Preferred or Series D Preferred as to the payment of dividends or the distribution of assets upon the liquidation or dissolution of the Corporation;

        (b)  amend the Corporation's Articles of Incorporation or bylaws so as to alter any existing provision relating to the Series C Preferred or Series D Preferred or the holders thereof or adversely alter any of the rights granted to holders of Series C Preferred or Series D Preferred (other than to effect a reverse split of the Common Shares or to increase the number of authorized Common Shares);

        (c)  effect a change of control, merger, liquidation or recapitalization of the capital stock of the Corporation;

        (d)  sell or lease 25 percent or more of its assets, except in the ordinary course of business;

        (e)  enter into any agreement, including any loan or credit agreement, capital lease or joint venture which would obligate the Corporation to incur capital lease obligations plus bank and other obligations for borrowed money (including any renewals, extensions or amendments to any obligations which exist on the Original Issuance Date) aggregating in excess of $45,000,000;

        (f)    declare or pay any dividends or make any distributions with respect to its capital stock other than dividends payable on the Series C Preferred or the Series D Preferred;

        (g)  purchase, redeem or otherwise acquire any of its equity securities other than the Dresdner Notes (in accordance with their terms), the Series C Preferred, the Series D Preferred, warrants to purchase Common Shares issued to holders of the Dresdner Notes, the Series C Preferred or the Series D Preferred or the Common Shares underlying such warrants, or pursuant to equity incentive agreements with employees or service providers giving the Corporation the right to repurchase such equity securities upon the termination of services;

        (h)  issue additional capital stock to the Corporation's employees or directors, other than up to 4,651,000 Common Shares issuable upon the exercise of options granted pursuant to plans or agreements existing on the Original Issuance Date;

        (i)    adopt, amend, or modify any stock option plan or employee stock ownership plan;

        (j)    authorize or issue shares of any class or series of equity security the issuance of which would result in an adjustment in, or require a shareholder vote in order to adjust, the Conversion Price under Section 7(e);

        (k)  enter into any agreement or engage in any transaction which would impair or reduce the rights and preferences of the holders of Series C Preferred (except for increasing the number of authorized Common Shares);

        (l)    enter into any transaction (or series of transactions), including loans, with any officer or director of the Company, or with their affiliates and/or family members, involving $100,000 or more individually in any one year or $500,000 or more in the aggregate in any one year, except as may be contemplated by currently existing contractual commitments;

        (m)  change the primary business of the Corporation as it is presently conducted;

        (n)  acquire any stock or assets of any corporation or any other business entity for an aggregate consideration in excess of $5,000,000;

        (o)  increase the authorized number of directors of the Corporation above ten; or

        (p)  amend the Amended and Restated Rights Agreement dated July 15, 1999 (the "Rights Agreement").

        7.    Conversion. Each share of Series C Preferred shall be convertible into Common Shares as follows:

        (a)  Conversion Ratio. Each share of Series C Preferred shall be convertible into such number of fully paid and nonassessable Common Shares as is determined by dividing $50.00 by the Conversion Price applicable to such share (determined as provided below) in effect on the date the shares are surrendered for conversion. The initial Conversion Price per share for shares of Series C Preferred shall be $10.00 (the "Conversion Price"), subject to adjustment as set forth in Section 7(e).

        (b)  Optional Conversion. Each share of Series C Preferred shall be convertible into Common Shares, at the option of the holder thereof, at any time after the Original Issuance Date, at the offices of the Corporation or of any transfer agent for the Common Shares.

        (c)  Mandatory Conversion. Each share of Series C Preferred shall be converted automatically into Common Shares at the then current Conversion Price immediately upon the vote or written consent of 66.7% of the then outstanding shares of Series C Preferred. Upon the occurrence of an event specified in this Section 7(c), the outstanding shares of Series C Preferred shall be converted whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. Upon the conversion of the Series C Preferred, the holders thereof shall surrender the certificate or certificates representing such shares, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Common Shares or the holder shall notify the Corporation or such transfer agent that such certificate has been lost, stolen, or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. Thereupon, the Corporation shall promptly issue and deliver to such holder, in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of Common Shares into which the surrendered shares of Series C Preferred were converted.

        (d)  Mechanics of Conversion. Before any holder of Series C Preferred will be entitled to convert shares of Series C Preferred into Common Shares (except as set forth in Section 7(c)), such holder shall surrender the certificate therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Common Shares, and shall give written notice by mail, postage prepaid, to the Corporation, at its principal corporate office, of the election to convert shares of Series C Preferred and shall state in the notice the name in which the certificate for Common Shares should be issued. In the event of a missing certificate, the holder may notify the Corporation or such transfer agent that such certificate has been lost, stolen, or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. The Corporation will promptly thereafter, issue and deliver to such holder a certificate for the number of Common Shares to which such holder shall be entitled after the conversion. The conversion will be deemed to have been completed immediately prior to the close of business on the date of the surrender of the shares of Series C Preferred to be converted and the person entitled to receive the Common Shares issuable upon such conversion shall be treated as the record holder of such Common Shares as of such date.

        (e)  Conversion Price Adjustments. The Conversion Price of a share of Series C Preferred shall be subject to adjustment from time to time as described below. Capitalized terms used in this section but not otherwise defined have the meanings given to them in the definitions in Section 7(e)(vii).

          (i)    Adjustments for Common Share Issuances Below Conversion Price. Subject to shareholder approval if required at the time of adjustment, the Conversion Price will be subject to adjustment if and whenever on or after the Original Issuance Date, the Corporation issues or sells or in accordance with Section 7(e)(i)(A) or 7(e)(i)(B) is deemed to have issued or sold, any Common Shares for a consideration per share which is less than the Conversion Price in effect immediately prior to such issuance or sale. Upon such an event and subject to shareholder approval if required, the adjusted Conversion Price shall be determined by dividing (1) an amount equal to the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale or deemed issue or sale by the number of Common Shares Deemed Outstanding immediately prior to such issue or sale or deemed issue or sale, plus (y) the consideration, if any, received or deemed received by the Corporation upon such issue or sale, by (2) the number of Common Shares Deemed Outstanding immediately after such issue or sale or deemed issue or sale; provided that no adjustment in the Conversion Price will be made pursuant to this Section 7(e)(i) in connection with any Exempt Issuance. If any adjustment to the Conversion Price is made upon the issuance of Options or Convertible Securities and such Options or Convertible Securities expire without being converted or exercised, then the Conversion Price shall be readjusted to the amount that would have been in effect had such Options or Convertible Securities never been issued or sold; provided that no readjustment provided for in Section 7(e) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date (immediately prior to the adjustment), or (ii) the Conversion Price that results from any actual issuance of additional Common Shares between the original adjustment date and such readjustment date. Conversion Price adjustments under this Section 7(e) shall be calculated based on the following provisions in the event Options or Convertible Securities are issued.

            (1)  Issuance of Options. If the Corporation in any manner grants or sells any Options and the price per share for which Common Shares are issuable upon the exercise of such Options, or upon the conversion or exchange of any Convertible Securities issuable upon the exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the maximum number of Common Shares issuable upon the exercise of such Options, or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such Options, will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this Section (7)(e)(i)(A), the "price per share for which Common Shares are issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options" will be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the maximum number of Common Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Shares or of such Convertible Securities upon the exercise of such Options or upon the issuance of Common Shares upon conversion or exchange of such Convertible Securities.

            (2)  Effect of Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Shares are issuable upon the conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section (7)(e)(i)(B), the "price per share for which Common Shares are issuable upon conversion or exchange thereof" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the maximum number of Common Shares issuable upon the exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of such Common Shares upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section (7)(e), no further adjustment of the Conversion Price will be made by reason of such issue or sale.

            (3)  Integrated Transaction. If Options or Convertible Securities are issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Options or Convertible Securities by the parties thereto, the Options or Convertible Securities will be deemed to have been issued without consideration.

            (4)  Calculation of Consideration Received. If any Common Shares, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, then the consideration received therefor will be deemed to be the net amount received by the Corporation. If any Common Shares, Options, or Convertible Securities are issued or sold for a consideration other than cash, then the amount of the consideration other than cash received by the Corporation will be the fair value of such consideration as determined in good faith by the Board, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Shares, Options, or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity, then the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Shares, Options or Convertible Securities, as the case may be.

          (ii)  Record Date for Dividend or Split. In the event the Corporation should fix a record date for (1) a split or subdivision of the outstanding Common Shares or (2) a dividend or other distribution payable in Common Shares or Options or Convertible Securities without payment of any consideration, then, as of such record date the Conversion Price shall be appropriately decreased so the number of Common Shares issuable on conversion of each share of Series C Preferred shall be increased in proportion to such increase in the aggregate number of Common Shares outstanding or issuable with respect to such Options or Convertible Securities.

          (iii)  Combinations. If the number of Common Shares outstanding is decreased by a combination of the outstanding Common Shares, then, as of the record date of such combination, the Conversion Price for the Series C Preferred shall be appropriately increased so the number of Common Shares issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding Common Shares.

          (iv)  Recapitalization, Consolidation, Merger, Etc. In case of any change in the Common Shares through recapitalization, reclassification, or other change in the capital structure of the Corporation (other than a combination of shares or the issuance of additional Common Shares by stock split or stock dividend) or through any merger or consolidation which is effected such that holders of Common Shares are entitled to receive stock, securities, cash, or other assets in exchange for Common Shares, then, as a condition of the change in capital structure or merger, provision shall be made so that the holders of the Series C Preferred will have the right thereafter to receive upon conversion the kind and amount of shares of stock or other securities or property to which such holders would have been entitled if, immediately prior to such change in capital structure, such holder had held the number of Common Shares issuable upon conversion of the Series C Preferred. In addition, appropriate provision will be made with respect to the holder's rights and interests to ensure that the provisions in this Section 7 will thereafter be applicable in relation to any shares of stock, securities, cash, or other assets thereafter deliverable upon the conversion of Series C Preferred.

          (v)  Protection Against Dilution. If any event occurs as to which, in the opinion of the Board, the other provisions of this Section 7(e) are not strictly applicable or would not fairly protect the rights of the holders of Series C Preferred in accordance with the intent of these anti-dilution provisions, then the Board shall make an adjustment in accordance with the intent of these provisions to protect the holders' rights in the Series C Preferred, but in no event shall any adjustment have the effect of increasing the Conversion Price (except in the case of a combination of Common Shares described in Section 7(e)(iii)).

          (vi)  Waiver of Anti-Dilution Adjustments. The right to an anti-dilution adjustment under this Section 7(e) may be waived at anytime in writing by the holders of not less than a majority of the outstanding shares of Series C Stock.

          (vii) Definitions for Section 7(e).

        "Common Shares Deemed Outstanding" means, at any given time, the number of Common Shares actually outstanding at such time, plus the number of Common Shares that would be issued if all outstanding Options and Convertible Securities exercisable for Common Shares or for other Options or Convertible Securities were exercised or converted regardless of whether or not the applicable securities are actually exercisable at such time, but excluding any Common Shares issuable upon conversion of the Series C Preferred or any outstanding shares of Series D Preferred.

        "Convertible Securities" means any securities or other rights to acquire securities directly or indirectly convertible into or exchangeable for Common Shares.

        "Exempt Issuance" means the issuance of any Common Shares or other securities (i) upon the exercise or conversion of Options or other securities granted pursuant to employee benefit plans or option agreements existing on the Original Issuance Date, (ii) upon exercise of Options granted or to be granted after the Original Issuance Date under any employee benefit plan or plans adopted by the Board, provided that the exercise price is not less than the fair market value on the date of grant, (iii) upon conversion of outstanding shares of Series C Preferred or Series D Preferred, or an adjustment to the Conversion Price or the conversion price of the Series D Preferred, (iv) which are restricted securities subject to a substantial risk of forfeiture issued pursuant to benefit plans adopted by the Board, (v) pursuant to employee benefit plans qualified under Section 401(k) or 423 of the Internal Revenue Code, (vi) to satisfy semi-annual interest obligations to holders of the Dresdner Notes outstanding on the Original Issuance Date, (vii) upon exercise of warrants to purchase an aggregate of up to 1,116,000 Common Shares issued or to be issued to holders of the Dresdner Notes, the Series C Preferred, or the Series D Preferred, or their permitted transferees or assigns, or (viii) pursuant to the Rights Agreement, including the Rights contemplated thereby.

        "Market Price" means (i) the average of the closing sales prices of Common Shares on all domestic securities exchanges on which the Common Shares are listed, (ii) if there have been no sales, the average of the high bid and low ask price on all such exchanges at the end of such day, (iii) if on any day the Common Shares are not listed on an exchange, the sales price for the Common Shares as of 4 p.m. Eastern time as reported on the Nasdaq National Market, or (iv) if the Common Shares are not reported on an exchange or listed on the Nasdaq National Market, the average of representative bid and ask quotations for the Common Shares as of 4 p.m., Eastern time, as reported on the Nasdaq inter dealer quotation system or any similar successor organization, in each case averaged over a period of 10 consecutive trading days, including the day as of which Market Price is being determined. Notwithstanding the foregoing, if at any time of determination the Common Shares are not registered pursuant to Section 12 of the Exchange Act and either listed or authorized for quotation in the Nasdaq system, then Market Price shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sales transaction between a willing buyer and a willing seller as determined in good faith by the Company's board of directors. In the event holders of a majority of the outstanding shares of Series C Stock disagree with such determination, Market Price will be determined by an independent investment banking firm mutually acceptable to the Company and a representative appointed by the holders of a majority of the outstanding shares of Series C Stock, which firm shall submit to the Company and the holders of Series C Stock a written report setting forth such determination. The expenses of such firm will be borne by the Company, provided that in the event Market Price as determined by such firm is within 10 percent of the value determined in good faith by the Board, expenses will be paid one-half by the Company and one-half pro rata by all affected holders of Series C Stock.

        "Options" means any securities or other rights to subscribe for or purchase, directly or indirectly, Common Shares or Convertible Securities.

        (f)    Notice of Conversion Price Adjustments. When an adjustment or readjustment of the Conversion Price is required pursuant to Section 7(e), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms of this Section 7 and prepare and furnish to each holder of Series C Preferred a notice setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

        (g)  Reservation of Shares. The Corporation shall at all times reserve and keep available from its authorized but unissued Common Shares such number of Common Shares as shall be sufficient to effect the conversion of all outstanding shares of Series C Preferred; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in reasonable efforts to obtain the requisite shareholder approval of any necessary amendment to the Corporation's Articles of Incorporation.

        (h)  No Fractional Shares. No fractional shares shall be issued upon the conversion of shares of Series C Preferred, and the number of Common Shares to be issued shall be rounded to the nearest whole share.

        8.    Notices. Any notice required by the provisions of Section 7 to be given to the holders of shares of Series C Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of the Corporation. A holder of shares of Series C Preferred may change such address by written notice to the Corporation.

* * * * * *

Determination of Terms of Series D Convertible Preferred Stock

        Series D Convertible Preferred Stock.    The board of directors (the "Board") of Gardenburger, Inc. (the "Corporation") hereby establishes out of the authorized and unissued shares of Preferred Stock, no par value, of the Corporation (the "Preferred Stock") a series of Preferred Stock designated as "Series D Convertible Preferred Stock." The authorized number of shares of Series D Convertible Preferred Stock and the preferences, limitations, and relative rights and other matters pertaining to Series D Convertible Preferred Stock are as follows:

        1.    Number of Shares. The Series D Convertible Preferred Stock ("Series D Preferred") shall consist of 97,500 shares. All shares of Series D Preferred shall be identical with each other in all respects.

        2.    Dividends. Except as otherwise provided in this Section 2, the holders of shares of Series D Preferred shall be entitled to receive out of any legally available funds of the Corporation cumulative dividends at the rate of twelve percent (12%) per annum ("12% Cumulative Dividends") commencing with the date of original issuance of the shares of Series D Preferred (the "Original Issuance Date") and payable only in the event of a liquidation or deemed liquidation of the Corporation in accordance with Section 3 below, the redemption of shares of Series D Preferred by the Corporation in accordance with Section 4 below, or as otherwise provided herein. The 12% Cumulative Dividend per share shall be computed based upon a rate of twelve percent (12%) on a base amount of $50.00 per share of Series D Preferred. Any dividends declared upon shares of Series D Preferred shall be declared pro rata per share among the series and pari passu among the shares of Series D Preferred and all outstanding shares of Series C Convertible Preferred Stock ("Series C Preferred"), which is entitled to an identical dividend amount. No dividend may be paid on shares of the Corporation's common stock ("Common Shares") or shares of any other class or series of the Corporation's capital stock (other than the Series C Preferred) (collectively, "Junior Shares") unless dividends have been or contemporaneously are declared and paid on all outstanding shares of Series D Preferred and on all outstanding shares of Series C Preferred in an amount equal to the greater of (i) the 12% Cumulative Dividends accrued on such shares through the record date for such dividend on the Junior Shares and (ii) the amount per share of Series D Preferred equal, on an as-converted basis, to the amount of the dividend then proposed to be declared and paid on the Junior Shares (the "Junior Dividends"), in each case less the amount of any 12% Cumulative Dividends previously paid with respect to such shares of the Series C Preferred and Series D Preferred. No Junior Shares shall be redeemed, purchased or otherwise acquired by the Corporation, except as provided in Section 6(g) below. Holders of Series C Preferred and of Series D Preferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of the greater of the Junior Dividends and the 12% Cumulative Dividends accumulated with respect to such shares. Upon conversion of any shares of Series C Preferred or of Series D Preferred, any dividends accrued and payable with respect to such shares shall be forfeited and the Corporation shall have no further obligation to the holder of such shares for such accumulated dividends; provided that such forfeiture shall not apply to any dividends as to which the Corporation has breached its payment obligation. No interest shall accrue on accumulated dividends prior to payment or forfeiture.

        3.    Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the Corporation, or any distribution of assets to its shareholders, whether voluntary or involuntary, the holders of outstanding shares of Series D Preferred shall be entitled to receive for each share thereof, out of any legally available assets of the Corporation, in preference to the holders of Junior Shares but on a pari passu basis with the holders of outstanding shares of Series C Preferred, an amount equal to $73.07 per share of Series D Preferred, plus any accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends) as of the date of liquidation, dissolution, or winding up of the Corporation (the "Series D Liquidation Preference Amount"), before any distribution shall be made to the holders of Junior Shares and contemporaneously with the payment of the liquidation preference of the Series C Preferred. After payment of the full amount to which such holders of shares of Series D Preferred are entitled, the holders of such shares shall have no right to any remaining assets of the Corporation. In the event that assets so distributable to holders of Series C Preferred and Series D Preferred are insufficient to permit payment of the full preferential amount to which holders of such shares are entitled, the entire assets legally available for distribution to shareholders shall be distributed ratably among the holders of Series C Preferred and Series D Preferred in proportion to the aggregate preferential amount to which each such holder is entitled. In case the Corporation shall desire to liquidate, dissolve, or wind up the Corporation, it shall give notice of such liquidation, dissolution, or winding up to holders of the shares of Series D Preferred by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for liquidation, dissolution, or winding up. Each holder of Series D Preferred shall have the option to deem a merger or other business combination in which the Corporation is not the surviving entity, a sale of all or substantially all of the Corporation's assets, a capital reorganization of the Corporation, or a reclassification of the Common Shares to be a liquidation for purposes of this Section 3.

        4.    Redemption. The shares of Series D Preferred may not be redeemed before March 31, 2006. Thereafter, the holders of a majority of the Series D Preferred outstanding may request that their shares of Series D Preferred be redeemed at a price equal to $73.07 per share, plus all accumulated and unpaid dividends (including any amounts payable in connection with the payment of Junior Dividends) (the "Series D Redemption Price"); provided, however, that if at least $5,000,000 in principal amount of the Amended and Restated Convertible Senior Subordinated Notes ("Dresdner Notes") issued to Dresdner Kleinwort Benson Private Equity Partners, L.P. ("Dresdner") remain outstanding, and Dresdner and its affiliates continue to own at least a majority of the outstanding principal amount of Dresdner Notes, then the Corporation may not redeem shares of Series D Preferred without the consent of the holders of a majority of the then outstanding principal amount of Dresdner Notes, and the right of redemption provided herein is subject to the receipt of such consent. Also after March 31, 2006, shares of Series D Preferred shall be redeemable at the option of the Corporation, in whole but not in part, at the Series D Redemption Price; provided that (i) a registration statement covering the resale of the Common Shares issuable upon conversion of the Series C Preferred and the Series D Preferred is effective as of the date of the redemption, or is no longer required to be effective, and (ii) the closing price of the Common Shares as quoted on a national securities exchange or market is greater than or equal to 200% of the Conversion Price (as defined in Section 7) for 60 consecutive trading days prior to notice of redemption. In case the Corporation shall desire to exercise its right to redeem all of the outstanding shares of Series D Preferred, it shall give notice of such redemption to holders of such shares by first class mail to the last address as may appear in the Corporation's records not less than 30 calendar days prior to the date fixed for redemption. Each notice shall specify the redemption date and the redemption price at which shares are to be redeemed. The holders of Series D Preferred shall continue to have the conversion rights specified in Section 7 until their shares of Series D Preferred are in fact redeemed. Any shares of Series D Preferred redeemed pursuant to this Section 4 shall be redeemed subject to the right of shares of Series C Preferred to participate pari passu in such redemption, the right of redemption of such shares being equal. Any partial redemption of shares of Series D Preferred shall be conducted pro rata among the series. Any shares that are redeemed or otherwise acquired by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock without designation as to series, and may thereafter be issued, but not as shares of the Series D Preferred.

        5.    Voting Rights. Except as otherwise required by law and herein, each holder of Series D Preferred shall be entitled to a number of votes calculated by dividing (i) the number of full Common Shares into which that holder's shares of Series D Preferred may be converted (eliminating any fractional shares that may result) by (ii) 2.6667 and the Series D Preferred shall vote together with the

Common Shares and the Series C Preferred as a single voting group, including with respect to the election of directors other than the two directors which the holders of the Series C Preferred have the right to elect as a separate voting group.

        6.    Additional Class Votes by Series C Preferred and Series D Preferred. Except to the extent otherwise required by law, so long as at least 19,500 shares of Series D Preferred remain outstanding, the Corporation may not, without the consent of holders (voting together as a single voting group with the Series C Preferred so long as such series has comparable rights, or acting by unanimous written consent) of at least a majority of the shares of Series D Preferred then outstanding, do any of the following:

        (a)  authorize or issue any additional shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Preferred or Series D Preferred or any other class or series of Preferred Stock on a parity with or having priority over the Series C Preferred or Series D Preferred as to the payment of dividends or the distribution of assets upon the liquidation or dissolution of the Corporation;

        (b)  amend the Corporation's Articles of Incorporation or bylaws so as to alter any existing provision relating to the Series C Preferred or Series D Preferred or the holders thereof or adversely alter any of the rights granted to holders of Series C Preferred or Series D Preferred (other than to effect a reverse split of the Common Shares or to increase the number of authorized Common Shares);

        (c)  effect a change of control, merger, liquidation or recapitalization of the capital stock of the Corporation;

        (d)  sell or lease 25 percent or more of its assets, except in the ordinary course of business;

        (e)  enter into any agreement, including any loan or credit agreement, capital lease or joint venture which would obligate the Corporation to incur capital lease obligations plus bank and other obligations for borrowed money (including any renewals, extensions or amendments to any obligations which exist on the Original Issuance Date) aggregating in excess of $45,000,000;

        (f)    declare or pay any dividends or make any distributions with respect to its capital stock other than dividends payable on the Series C Preferred or the Series D Preferred;

        (g)  purchase, redeem or otherwise acquire any of its equity securities other than the Dresdner Notes (in accordance with their terms), the Series C Preferred, the Series D Preferred, warrants to purchase Common Shares issued to holders of the Dresdner Notes, the Series C Preferred or the Series D Preferred or the Common Shares underlying such warrants, or pursuant to equity incentive agreements with employees or service providers giving the Corporation the right to repurchase such equity securities upon the termination of services;

        (h)  issue additional capital stock to the Corporation's employees or directors, other than up to 4,651,000 Common Shares issuable upon the exercise of options granted pursuant to plans or agreements existing on the Original Issuance Date;

        (i)    adopt, amend, or modify any stock option plan or employee stock ownership plan;

        (j)    authorize or issue shares of any class or series of equity security the issuance of which would result in an adjustment in, or require a shareholder vote in order to adjust, the Conversion Price under Section 7(e);

        (k)  enter into any agreement or engage in any transaction which would impair or reduce the rights and preferences of the holders of Series D Preferred (except for increasing the number of authorized Common Shares);

        (l)    enter into any transaction (or series of transactions), including loans, with any officer or director of the Company, or with their affiliates and/or family members, involving $100,000 or more individually in any one year or $500,000 or more in the aggregate in any one year, except as may be contemplated by currently existing contractual commitments;

        (m)  change the primary business of the Corporation as it is presently conducted;

        (n)  acquire any stock or assets of any corporation or any other business entity for an aggregate consideration in excess of $5,000,000;

        (o)  increase the authorized number of directors of the Corporation above ten; or

        (p)  amend the Amended and Restated Rights Agreement dated July 15, 1999 (the "Rights Agreement").

        7.    Conversion. Each share of Series D Preferred shall be convertible into Common Shares as follows:

        (a)  Conversion Ratio. Each share of Series D Preferred shall be convertible into such number of fully paid and nonassessable Common Shares as is determined by dividing $50.00 by the Conversion Price applicable to such share (determined as provided below) in effect on the date shares are surrendered for conversion. The initial Conversion Price per share for shares of Series D Preferred shall be $3.75 (the "Conversion Price"), subject to adjustment as set forth in Section 7(e).

        (b)  Optional Conversion. Each share of Series D Preferred shall be convertible into Common Shares, at the option of the holder thereof, at any time after the Original Issuance Date, at the offices of the Corporation or of any transfer agent for the Common Shares.

        (c)  Mandatory Conversion. Each share of Series D Preferred shall be converted automatically into Common Shares at the then current Conversion Price immediately upon the vote or written consent of 66.7% of the then outstanding shares of Series D Preferred. Upon the occurrence of an event specified in this Section 7(c), the outstanding shares of Series D Preferred shall be converted whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. Upon the conversion of the Series D Preferred, the holders thereof shall surrender the certificate or certificates representing such shares, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Common Shares or the holder shall notify the Corporation or such transfer agent that such certificate has been lost, stolen, or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. Thereupon, the Corporation shall promptly issue and deliver to such holder, in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of Common Shares into which the surrendered shares of Series D Preferred were converted.

        (d)  Mechanics of Conversion. Before any holder of Series D Preferred will be entitled to convert shares of Series D Preferred into Common Shares (except as set forth in Section 7(c)), such holder shall surrender the certificate therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Common Shares, and shall give written notice by mail, postage prepaid, to the Corporation, at its principal corporate office, of the election to convert shares of Series D Preferred and shall state in the notice the name in which the certificate for Common Shares should be issued. In the event of a missing certificate, the holder may notify the Corporation or such transfer agent that such certificate has been lost, stolen, or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation against any loss incurred by it in connection therewith. The Corporation will promptly thereafter, issue and deliver to such holder a certificate for the number of Common Shares to which such holder shall be entitled after the conversion. The conversion will be deemed to have been completed immediately prior to the close of business on the date of the surrender of the shares of Series D Preferred to be converted and the person entitled to receive the Common Shares issuable upon such conversion shall be treated as the record holder of such Common Shares as of such date.

        (e)  Conversion Price Adjustments. The Conversion Price of a share of Series D Preferred shall be subject to adjustment from time to time as described below. Capitalized terms used in this section but not otherwise defined have the meanings given to them in the definitions in Section 7(e)(viii).

          (i)    Adjustments for Common Share Issuances Below Conversion Price. Subject to shareholder approval if required at the time of adjustment, the Conversion Price will be subject to adjustment if and whenever on or after the Original Issuance Date, the Corporation issues or sells or in accordance with Section 7(e)(i)(A) or 7(e)(i)(B) is deemed to have issued or sold, any Common Shares for a consideration per share which is less than the Conversion Price in effect immediately prior to such issuance or sale. Upon such an event and subject to shareholder approval if required, the adjusted Conversion Price shall be determined by dividing (1) an amount equal to the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale or deemed issue or sale by the number of Common Shares Deemed Outstanding immediately prior to such issue or sale or deemed issue or sale, plus (y) the consideration, if any, received or deemed received by the Corporation upon such issue or sale, by (2) the number of Common Shares Deemed Outstanding immediately after such issue or sale or deemed issue or sale; provided that no adjustment in the Conversion Price will be made pursuant to this Section 7(e)(i) in connection with any Exempt Issuance. If any adjustment to the Conversion Price is made upon the issuance of Options or Convertible Securities and such Options or Convertible Securities expire without being converted or exercised, then the Conversion Price shall be readjusted to the amount that would have been in effect had such Options or Convertible Securities never been issued or sold; provided that no readjustment provided for in Section 7(e) shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date (immediately prior to the adjustment), or (ii) the Conversion Price that results from any actual issuance of additional Common Shares between the original adjustment date and such readjustment date. Conversion Price adjustments under this Section 7(e) shall be calculated based on the following provisions in the event Options or Convertible Securities are issued.

            (1)  Issuance of Options. If the Corporation in any manner grants or sells any Options and the price per share for which Common Shares are issuable upon the exercise of such Options, or upon the conversion or exchange of any Convertible Securities issuable upon the exercise of such Options, is less than the Conversion Price in effect immediately prior to the time of the granting or sale of such Options, then the maximum number of Common Shares issuable upon the exercise of such Options, or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such Options, will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this Section (7)(e)(i)(A), the "price per share for which Common Shares are issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options" will be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the maximum number of Common Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible

    Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price will be made upon the actual issuance of Common Shares or of such Convertible Securities upon the exercise of such Options or upon the issuance of Common Shares upon conversion or exchange of such Convertible Securities.

            (2)  Effect of Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Shares are issuable upon the conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities will be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section (7)(e)(i)(B), the "price per share for which Common Shares are issuable upon conversion or exchange thereof" will be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the maximum number of Common Shares issuable upon the exchange of all such Convertible Securities. No further adjustment of the Conversion Price will be made upon the actual issuance of such Common Shares upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section (7)(e), no further adjustment of the Conversion Price will be made by reason of such issue or sale.

            (3)  Integrated Transaction. If Options or Convertible Securities are issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Options or Convertible Securities by the parties thereto, the Options or Convertible Securities will be deemed to have been issued without consideration.

            (4)  Calculation of Consideration Received. If any Common Shares, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, then the consideration received therefor will be deemed to be the net amount received by the Corporation. If any Common Shares, Options, or Convertible Securities are issued or sold for a consideration other than cash, then the amount of the consideration other than cash received by the Corporation will be the fair value of such consideration as determined in good faith by the Board, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Shares, Options, or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity, then the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Shares, Options or Convertible Securities, as the case may be.

          (ii)  Record Date for Dividend or Split. In the event the Corporation should fix a record date for (1) a split or subdivision of the outstanding Common Shares or (2) a dividend or other distribution payable in Common Shares or Options or Convertible Securities without payment of any consideration, then, as of such record date the Conversion Price shall be appropriately decreased so the number of Common Shares issuable on conversion of each share of Series D Preferred shall be increased in proportion to such increase in the aggregate number of Common Shares outstanding or issuable with respect to such Options or Convertible Securities.

          (iii)  Combinations. If the number of Common Shares outstanding is decreased by a combination of the outstanding Common Shares, then, as of the record date of such combination, the Conversion Price for the Series D Preferred shall be appropriately increased so the number of Common Shares issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding Common Shares.

          (iv)  Recapitalization, Consolidation, Merger, Etc. In case of any change in the Common Shares through recapitalization, reclassification, or other change in the capital structure of the Corporation (other than a combination of shares or the issuance of additional Common Shares by stock split or stock dividend) or through any merger or consolidation which is effected such that holders of Common Shares are entitled to receive stock, securities, cash, or other assets in exchange for Common Shares, then, as a condition of the change in capital structure or merger, provision shall be made so that the holders of the Series D Preferred will have the right thereafter to receive upon conversion the kind and amount of shares of stock or other securities or property to which such holders would have been entitled if, immediately prior to such change in capital structure, such holder had held the number of Common Shares issuable upon conversion of the Series D Preferred. In addition, appropriate provision will be made with respect to the holder's rights and interests to ensure that the provisions in this Section 7 will thereafter be applicable in relation to any shares of stock, securities, cash, or other assets thereafter deliverable upon the conversion of Series D Preferred.

          (v)  Protection Against Dilution. If any event occurs as to which, in the opinion of the Board, the other provisions of this Section 7(e) are not strictly applicable or would not fairly protect the rights of the holders of Series D Preferred in accordance with the intent of these anti-dilution provisions, then the Board shall make an adjustment in accordance with the intent of these provisions to protect the holders' rights in the Series D Preferred, but in no event shall any adjustment have the effect of increasing the Conversion Price (except in the case of a combination of Common Shares described in Section 7(e)(iii)).

          (vi)  Waiver of Anti-Dilution Adjustments. The right to an anti-dilution adjustment under this Section 7(e) may be waived at anytime in writing by the holders of not less than a majority of the outstanding shares of Series D Stock.

          (vii) Definitions for Section 7(e).

        "Common Shares Deemed Outstanding" means, at any given time, the number of Common Shares actually outstanding at such time, plus the number of Common Shares that would be issued if all outstanding Options and Convertible Securities exercisable for Common Shares or for other Options or Convertible Securities were exercised or converted regardless of whether or not the applicable securities are actually exercisable at such time, but excluding any Common Shares issuable upon conversion of the Series D Preferred or any outstanding shares of Series C Preferred.

        "Convertible Securities" means any securities or other rights to acquire securities directly or indirectly convertible into or exchangeable for Common Shares.

        "Exempt Issuance" means the issuance of any Common Shares or other securities (i) upon the exercise or conversion of Options or other securities granted pursuant to employee benefit plans or option agreements existing on the Original Issuance Date, (ii) upon exercise of Options granted or to be granted after the Original Issuance Date under any employee benefit plan or plans adopted by the Board, provided that the exercise price is not less than the fair market value on the date of grant, (iii) upon conversion of outstanding shares of Series C Preferred or Series D Preferred, or an adjustment to the Conversion Price or the conversion price of the Series C Preferred, (iv) which are restricted securities subject to a substantial risk of forfeiture issued pursuant to benefit plans adopted by the Board, (v) pursuant to employee benefit plans qualified under Section 401(k) or 423 of the

Internal Revenue Code, (vi) to satisfy semi-annual interest obligations to holders of the Dresdner Notes outstanding on the Original Issuance Date, (vii) upon exercise of warrants to purchase an aggregate of up to 1,116,000 Common Shares issued or to be issued to holders of the Dresdner Notes, the Series C Preferred, or the Series D Preferred, or their permitted transferees or assigns, or (viii) pursuant to the Rights Agreement, including the Rights contemplated thereby.

        "Market Price" means (i) the average of the closing sales prices of Common Shares on all domestic securities exchanges on which the Common Shares are listed, (ii) if there have been no sales, the average of the high bid and low ask price on all such exchanges at the end of such day, (iii) if on any day the Common Shares are not listed on an exchange, the sales price for the Common Shares as of 4 p.m. Eastern time as reported on the Nasdaq National Market, or (iv) if the Common Shares are not reported on an exchange or listed on the Nasdaq National Market, the average of representative bid and ask quotations for the Common Shares as of 4 p.m., Eastern time, as reported on the Nasdaq inter dealer quotation system or any similar successor organization, in each case averaged over a period of 10 consecutive trading days, including the day as of which Market Price is being determined. Notwithstanding the foregoing, if at any time of determination the Common Shares are not registered pursuant to Section 12 of the Exchange Act and either listed or authorized for quotation in the Nasdaq system, then Market Price shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sales transaction between a willing buyer and a willing seller as determined in good faith by the Company's board of directors. In the event holders of a majority of the outstanding shares of Series D Stock disagree with such determination, Market Price will be determined by an independent investment banking firm mutually acceptable to the Company and a representative appointed by the holders of a majority of the outstanding shares of Series D Stock, which firm shall submit to the Company and the holders of Series D Stock a written report setting forth such determination. The expenses of such firm will be borne by the Company, provided that in the event Market Price as determined by such firm is within 10 percent of the value determined in good faith by the Board, expenses will be paid one-half by the Company and one-half pro rata by all affected holders of Series D Stock.

        "Options" means any securities or other rights to subscribe for or purchase, directly or indirectly, Common Shares or Convertible Securities.

        (f)    Notice of Conversion Price Adjustments. When an adjustment or readjustment of the Conversion Price is required pursuant to Section 7(e), the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms of this Section 7 and prepare and furnish to each holder of Series D Preferred a notice setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

        (g)  Reservation of Shares. The Corporation shall at all times reserve and keep available from its authorized but unissued Common Shares such number of Common Shares as shall be sufficient to effect the conversion of all outstanding shares of Series D Preferred, including pursuant to Section 7(e)(vi) hereof, and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding shares of Series D Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in reasonable efforts to obtain the requisite shareholder approval of any necessary amendment to the Corporation's Articles of Incorporation.

        (h)  No Fractional Shares. No fractional shares shall be issued upon the conversion of shares of Series D Preferred, and the number of Common Shares to be issued shall be rounded to the nearest whole share.

        8.    Notices. Any notice required by the provisions of Section 7 to be given to the holders of shares of Series D Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of the Corporation. A holder of shares of Series D Preferred may change such address by written notice to the Corporation.

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  EXHIBIT 3.1
RESTATED ARTICLES OF INCORPORATION OF GARDENBURGER, INC. (As amended through January 9, 2002)
ARTICLE I NAME
ARTICLE II AUTHORIZED STOCK
ARTICLE III REGISTERED OFFICE AND AGENT
ARTICLE IV NOTICES
ARTICLE V DIRECTOR LIABILITY
Determination of Terms of Series A Convertible Preferred Stock
Determination of Terms of Series B Convertible Preferred Stock
Determination of Terms of Series C Convertible Preferred Stock
Determination of Terms of Series D Convertible Preferred Stock